Mercer Funds
Annual NSAR

For Period April 1, 2012 – September 30, 2012

Series 1
Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Large Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 2

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Large Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 3

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Small/Mid Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 4

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Small/Mid Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 5

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer Core Opportunistic Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 6

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Short Maturity Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	N
M.	Currency exchange transactions	N
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Series 7

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer Non US Core Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	Y
M.	Currency exchange transactions	Y
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Screen 38

Question 77

A.	Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?                                                                                                           Y

NOTE:  If answer is “Y” (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

B.           Accountant’s report on internal control
C.           Matters submitted to a vote of security holders                                                                                                N
D.           Policies with respect to security investments                                                                                                           N
E.           Legal proceedings                                                                                                N
F.           Changes in security for debt                                                                                                           N
G.           Defaults and arrears on senior securities                                                                                                N
H.           Changes in control of Registrant                                                                                                N
I.           Terms of new or amended securities                                                                                                           N
J.           Revaluation of assets or restatement of capital share account                                                                                                N
K.           Changes in Registrant’s certifying accountant                                                                                                N
L.           Changes in accounting principles and practices                                                                                                N
M.           Mergers                                                                                                N
N.           Actions required to be reported pursuant to Rule 2a-7                                                                                                N
O.           Transactions effected pursuant to Rule 10f-3                                                                                                           Y
P.           Information required to be filed pursuant to exemptive orders                                                                                                           N

77.	(Continued) Mark those items below being filed as an attachment to this form or incorporated by reference.

Q1.           Exhibits                                                                                                Y
Q2.           Any information called for by instructions to sub-item Q2                                                                                                           N
Q3.           Any information called for by instructions to sub-item Q3                                                                                                           N

Exhibit 77 Q-1

All material contracts relating to this exhibit are incorporated by reference to the Mercer Funds 485BPOS filing filed with the SEC on October 12, 2012, Accession Number:  00011932125-12-421888.

Questions 80 to 85 –                                                                                                ANNUAL SUPPLEMENT

Screens 41 & 42 are to be filed only once each year, at the end of Registrant's/Series' fiscal year. –- March 31

80. Fidelity bond(s) in effect at the end of the period:
    A) Insurer name:                                           Federal Insurance Company (Chubb Group)
    B) Second insurer:
    C) Aggregate face amount of coverage for Registrant/Series on
       all bonds on which it is named as an insured (000's omitted):                                                                                                                                $2,500

81. A) Is the bond part of a joint fidelity bond(s) shared
       with other investment companies, or other entities? (Y or N)                                                                                                                                Y
    B) If answer to 81A is 'Y' (Yes), how many other
       investment companies, or other entities are covered by the bond?
       (Count each series as a separate investment company.)                                                                                                                                7

82. A) Does the mandatory coverage of the fidelity bond
       have a deductible? (Y or N)                                                                                                                     Y
    B) If the answer to 82A is 'Y' (Yes), what is the
       amount of the deductible? ($000's omitted)                                                                                                                                $50

83.           A) Were any claims with respect to this Registrant/
Series filed under the bond during the period? (Y or N)                                                                                                                     N
           B) If the answer to 83 A) is 'Y' (Yes), what was the
total amount of such claims? ($000's omitted)                                                                                                           $       0

84.           A) Were any losses incurred with respect to this
           Registrant/Series that could have been filed as a
           claim under the fidelity bond but were not? (Y or N)                                                                                                           N

            B) If the answer to 84 A) is 'Y' (Yes), what was the
           total amount of such losses? ($000's omitted)                                                                                                           $       0

85.           A) Are Registrant's/Series' officers and directors
           covered as officers and directors of Registrant/Series
           under any errors and omissions insurance policy
           owned by the Registrant/Series or anyone else (Y or N)                                                                                                                     Y

           B) Were any claims filed under such policy during the
           period with respect to the Registrant/Series? (Y or N)                                                                                                                     N